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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 16, 2007

                            STILLWATER MINING COMPANY
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             (Exact name of registrant as specified in its charter)

              Delaware                 1-13053             81-0480654
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    (State or Other Jurisdiction     (Commission          (IRS Employer
          of Incorporation)          File Number)      Identification No.)

       1321 Discovery Drive, Billings, Montana              59102
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      (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

     On April 16, 2007, Stillwater Mining Company (the "Company") issued a press release announcing that it has entered into a Binding Letter of Intent with Benton Resource Corp whereby the Company will invest in Benton. Benton, (TSX: BTC.V), headquartered in Thunder Bay, Ontario, is an exploration and development company with a diverse property portfolio of Canadian projects prospective for nickel, copper, platinum group elements, gold, and uranium. Through these investments, the Company may participate in Benton's Goodchild Ni-Cu-PGM project. The Goodchild Project is located near Marathon, Ontario. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1   Press release issued on April 16, 2007 by Stillwater Mining Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STILLWATER MINING COMPANY


Dated: April 16, 2007                              By:    /s/ John Stark
                                                          ----------------------
                                                   Name:  John Stark
                                                   Title: Vice President

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                                  EXHIBIT INDEX

NUMBER   TITLE
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99.1     Press release issued on April 16, 2007 by Stillwater Mining Company.